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               UNITED STATES SECURITES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            ---------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 6, 2004
                                                         ------------

                       Commission File Number 1-11577

                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

                  DELAWARE                                 43-0730877
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                Identification Number)



      9387 DIELMAN INDUSTRIAL DRIVE                           63132
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principle executive offices)




                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Effective July 9, 2004, our Audit Committee has engaged Rubin, Brown, Gornstein & Co. LLP, to serve as our independent accountants to replace the firm of Ernst & Young LLP. Ernst & Young LLP resigned as auditors of the Company effective July 6, 2004.

                  For the fiscal years ended November 1, 2003, and November 2, 2002, Ernst & Young LLP's reports on our financial statements did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended November 1, 2003, and November 2, 2002, and through July 6, 2004, there were no disagreements between Falcon Products, Inc., and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement (s) in connection with its report.

                  Ernst & Young LLP has furnished us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this report.

                  During the fiscal years ended November 1, 2003 and November 2, 2002, and through July 9, 2004, Falcon Products, Inc., did not consult Rubin, Brown, Gornstein & Co. LLP regarding either:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Rubin, Brown, Gornstein & Co. LLP, concluded was an important factor considered by Falcon Products, Inc., in reaching a decision as to the accounting, auditing and financial reporting issue: or

                  (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a) (1) (iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K).



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      Exhibits

                  Exhibit 16.1 Letter, dated July 6, 2004, from Ernst & Young LLP, to the Securities and Exchange Commission.





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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2004

                                        FALCON PRODUCTS, INC.

                                        By   /s/ Phillip J. Pacey
                                             --------------------------------
                                        Phillip J. Pacey
                                        Vice President Finance
                                        Chief Financial Officer